UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2013

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 20, 2013, Super Micro Computer, Inc., a Delaware Corporation ("Supermicro") and San Jose Mercury News, LLC, a California limited liability company ("San Jose Mercury News") entered into an agreement for purchase and sale (the "Purchase Agreement") of real property. The Purchase Agreement contemplates that San Jose Mercury News will sell to Supermicro its property located at 750 Ridder Park Drive and 1611 Schallenberger Road, San Jose, California, consisting of approximately 324,000 square feet of building space on 36 acres of land, as described in the Purchase Agreement (the "Property"). The purchase price of the Property is approximately $30.5 million. Consummation of the sale of the Property is subject to customary closing conditions, including, among others, Supermicro's review of the Property. Subject to the terms and conditions set forth in the Purchase Agreement, escrow of the Property is expected to close on or about October 30, 2013. Supermicro plans to finance this Property through its operating cash flows and additional financing from banks.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and 10.2 and the terms of which are incorporated herein by reference.

Item 8.01	Other Events

On September 24, 2013, Super Micro Computer, Inc. issued a press release announcing that Supermicro has signed an agreement with San Jose Mercury News to acquire its San Jose campus located in the heart of Silicon Valley, USA. A copy of the press release, titled "Supermicro expands Silicon Valley Headquarters," is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and is not to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits
 (d) Exhibits

Exhibit Number	Description

10.1	Purchase and Sale Agreement dated September 20, 2013 between San Jose Mercury News, LLC and Super Micro Computer, Inc.
10.2	Addendum 1 to Purchase and Sale Agreement dated September 20, 2013 between San Jose Mercury News, LLC and Super Micro Computer, Inc.
99.1	Press release dated September 24, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: September 24, 2013	By:	/s/ Charles Liang
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Purchase and Sale Agreement dated September 20, 2013 between San Jose Mercury News, LLC and Super Micro Computer, Inc.
10.2	Addendum 1 to Purchase and Sale Agreement dated September 20, 2013 between San Jose Mercury News, LLC and Super Micro Computer, Inc.
99.1	Press release dated September 24, 2013